Filed pursuant to Rule 497(e);

File Nos. 002-84012 and 811-03752

THE MANAGERS FUNDS

Managers Global Income Opportunity Fund

Supplement dated July 1, 2013 to the Prospectus dated April 1, 2013

The following information supplements and supersedes any information to the contrary relating to Managers Global Income Opportunity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s prospectus dated April 1, 2013 (the “Prospectus”).

Effective July 1, 2013, the section titled “Fees and Expenses of the Fund” and the section titled “Expense Example” on page 9 of the Prospectus are hereby replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 60 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.37%
Fee Waiver and Expense Reimbursements[2,3]	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1,2,3]	0.90%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]	Expense Information in the table has been restated to reflect current fees.

[3]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2015, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.89% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also

ST242

assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2015. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$92	$347	$666	$1,569

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE